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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 JUNE 25, 1998



                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-20833                   72-1205791
(State or other jurisdiction       (Commission File           (IRS Employer
    of incorporation)                  Number)               Identification No.)



             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808 (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)
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ITEM 5.     OTHER EVENTS.
            ------------

            The discussions regarding the Company's acquisition of another outdoor advertising company which are described under the caption "Recent Developments--Other Acquisition Activity" in the Prospectus Supplement to the Prospectus dated April 28, 1998 and the Prospectus dated May 18, 1998 filed by the Company pursuant to Rule 424(b)(5) under the Securities Act of 1933 on June 8, 1998 have been terminated. The Company continues to pursue acquisitions as part of its business strategy.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 25, 1998                                  LAMAR ADVERTISING COMPANY

                                                     By: /s/ KEITH A. ISTRE
                                                        ----------------------
                                                        Keith A. Istre
                                                        Treasurer and Chief
                                                        Financial Officer